SUPPLEMENT DATED DECEMBER 20, 2013

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated October 16, 2013 for the Tactical Strategy Portfolio and the Tactical International

Portfolio and Dated May 1, 2013 for all other Funds

This supplement revises the Pacific Select Fund Statement of Additional Information dated October 16, 2013 for the Tactical Strategy Portfolio and the Tactical International Portfolio and dated May 1, 2013 for all other Funds, as supplemented (together, the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect, unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

ADDITIONAL INVESTMENT POLICIES OF THE FUNDS

In the Large-Cap Growth Portfolio section, the second to last sentence is replaced with the following:

The Fund may invest up to 5% of its assets in each of the following: forward currency contracts in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers; limited partnerships that are publicly traded on a securities exchange; preferred stock; IPOs; restricted securities and other unregistered securities; REITs and REOCs.

INFORMATION ABOUT THE MANAGERS

Effective January 1, 2014, in the Sub-Advisory Fee Schedules section, information regarding the Emerging Markets Portfolio will be replaced with the following:

Oppenheimer	Emerging Markets Portfolio[1]	From 1/1/14 through 12/31/14: 0.45% on first $500 million 0.30% on next $750 million 0.25% on next $1 billion 0.23% on excess
From 1/1/15 and beyond: 0.55% on first $500 million 0.40% on next $750 million 0.35% on next $1 billion 0.25% on excess

Form No.    15-41642-00

PSFSAI1213